The Clorox Company News Release

Clorox Increases Quarterly Dividend 9 Percent, Confirms Fiscal 2010 Outlook and Updates Centennial Strategy Financial Targets Through Fiscal 2013

OAKLAND, Calif., June 11, 2009 – The Clorox Company (NYSE: CLX) today announced that its board of directors declared a quarterly dividend of 50 cents per share, payable Aug. 14 to stockholders of record on July 27. The amount represents an increase of 4 cents per share, or 9 percent, in the company’s quarterly dividend.

“We’re proud of our long track record of returning cash to our shareholders,” said Chairman and CEO Don Knauss. Total annual dividends paid to Clorox shareholders have increased each year since 1977.

Fiscal Year 2010 Financial Outlook

Clorox also confirmed the fiscal year 2010 financial outlook that the company announced on May 1:

  1-2 percent sales growth

  50-100 basis points gross margin improvement

  Diluted EPS in the range of $4.00-$4.15

The sales growth range includes an estimated negative impact of 2 percentage points from declining foreign currencies.

Clorox to discuss strategy today in analyst conference and live webcast

Knauss and members of the Clorox management team are hosting a conference today in New York to update the investment community on the company’s Centennial Strategy. The strategy was introduced in May 2007 and runs through fiscal year 2013, when the company celebrates its 100th anniversary. Clorox will review progress on key strategic initiatives and present updated tactics.

The conference takes place at 8 a.m. Eastern time (5 a.m. Pacific time). The media and public can listen to a live audio webcast of the presentation at http://investors.thecloroxcompany.com/events.cfm. Following the live discussion, a replay of the webcast will be archived on the company’s Web site.

Annual Financial Targets for Centennial Strategy

In advance of today’s analyst event, Clorox provided an update on the specific annual financial targets through fiscal year 2013:

  Sales growth target of 3-5 percent, excluding acquisitions (unchanged from previous target)

  EBIT (earnings before interest and taxes) margin growth increased to 75-100 basis points from the previously communicated range of 50-75 basis points, due to anticipated continuing strong cost savings and a more moderate commodity cost environment.

  Double-digit annual economic profit growth (unchanged from previous target)

  Annual free cash flow target of 10-12 percent of sales (unchanged from previous target)

Clorox Launches New Green Works™ Laundry Products

In a separate press release today, the company announced the launch of Green Works™ natural laundry detergent and Green Works™ natural laundry stain remover. The Green Works™ line of natural cleaning products also includes all-purpose cleaner, glass cleaner, glass & surface cleaner, toilet bowl cleaner, dilutable cleaner, bathroom cleaner, dishwashing liquid and cleaning wipes.

The Clorox Company

The Clorox Company is a leading manufacturer and marketer of consumer products with fiscal year 2008 revenues of $5.3 billion. Clorox markets some of consumers' most trusted and recognized brand names, including its namesake bleach and cleaning products, Green Works® natural cleaners, Armor All® and STP® auto-care products, Fresh Step® and Scoop Away® cat litter, Kingsford® charcoal, Hidden Valley® and K C Masterpiece® dressings and sauces, Brita® water-filtration systems, Glad® bags, wraps and containers, and Burt’s Bees® natural personal care products. With approximately 8,300 employees worldwide, the company manufactures products in more than two dozen countries and markets them in more than 100 countries. Clorox is committed to making a positive difference in the communities where its employees work and live. Founded in 1980, The Clorox Company Foundation has awarded cash grants totaling more than $73.4 million to nonprofit organizations, schools and colleges. In fiscal 2008 alone, the foundation awarded $3.7 million in cash grants, and Clorox made product donations valued at $5.3 million. For more information about Clorox, visit www.TheCloroxCompany.com.

Forward-looking statements

This press release contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), and such forward looking statements involve risks and uncertainties. Except for historical information, matters discussed above, including statements about future volume, sales, costs, cost savings, earnings, cash outflows, plans, objectives, expectations, growth, or profitability, are forward looking statements based on management’s estimates, assumptions and projections. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations on such words, and similar expressions, are intended to identify such forward looking statements. These forward looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended June 30, 2008, as updated from time to time in the company’s SEC filings. These factors include, but are not limited to, the company’s costs, including volatility and increases in commodity costs such as resin, diesel, chlor-alkali, agricultural commodities and other raw materials; increases in energy costs; unfavorable general economic and marketplace conditions and events, including consumer confidence and consumer spending levels, the rate of economic growth, the rate of inflation, and the financial condition of our customers and suppliers; interest rate and foreign currency exchange rate fluctuations; unfavorable political conditions in international markets and risks relating to international operations; consumer and customer reaction to price increases; risks relating to acquisitions, mergers and divestitures; the ability of the company to implement and generate expected savings from its programs to reduce costs, including its supply chain restructuring and operating model changes; the success of the company’s previously announced Centennial Strategy; the need for any additional restructuring or asset-impairment charges; the company’s ability to achieve the projected strategic and financial benefits from the Burt’s Bees acquisition; customer-specific ordering patterns and trends; competitive actions; changes in the company’s tax rate; supply disruptions or any future supply constraints that may affect key commodities or product inputs; risks inherent in sole-supplier relationships; risks related to customer concentration; risks arising out of natural disasters; risks related to the handling and/or transportation of hazardous substances, including but not limited to chlorine; risks inherent in litigation; the Company’s ability to maintain its business reputation and the reputation of its brands; the impact of the volatility of the debt markets on the company’s access to funds, including its access to commercial paper and its credit facility; risks inherent in maintaining an effective system of internal controls, including the potential impact of acquisitions or the use of third-party service providers; the ability to manage and realize the benefit of joint ventures and other cooperative relationships, including the company’s joint venture regarding the company’s Glad® plastic bags, wraps and containers business, and the agreement relating to the provision of information technology and related services by a third party; the conversion of any information systems; the success of new products; risks relating to changes in the company’s capital structure; and the ability of the company to successfully manage tax, regulatory, product liability, intellectual property, environmental and other legal matters, including the risk resulting from joint and several liability for environmental contingencies. Declines in cash flow, whether resulting from tax payments, debt payments, share repurchases, interest cost increases greater than management’s expectations, or increases in debt or changes in credit ratings, or otherwise, could adversely affect the company’s earnings.

The company’s forward looking statements in this report are based on management’s current views and assumptions regarding future events and speak only as of their dates. Investors are cautioned not to place undue reliance on any such forward looking statements. The company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media relations

Dan Staublin 510-271-1622, dan.staublin@clorox.com

Investor relations

Li-Mei Johnson 510-271-3396, li-mei.johnson@clorox.com

Steve Austenfeld 510-271-2270, steve.austenfeld@clorox.com